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                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                                  FORM 8-K
                              (AMENDMENT NO. 1)

                               CURRENT REPORT
   Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       February 7, 2005
                                                ------------------------------

                      ENGINEERED SUPPORT SYSTEMS, INC.
------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Charter)


        MISSOURI                      0-13880                 43-1313242
(State of Incorporation)       (Commission File No.)         (IRS Employer
                                                          Identification No.)


201 Evans Lane, St. Louis, Missouri                              63121
(Address of principal executive officer)                      (Zip Code)


Registrant's telephone number including area code:  (314) 553-4000



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item  2.01        Completion of Acquisition or Disposition of Assets.

                  As previously reported on the Current Report on Form 8-K, filed on February 11, 2005, Engineered Support Systems, Inc. (the "Company") announced on February 7, 2005, that it had completed its previously announced acquisition of Spacelink International, LLC ("Spacelink"), a Dulles, Virginia-based firm involved in the design, integration, operation and maintenance of deployed satellite and wireless networks for the U.S. Department of Defense, the U.S. intelligence community and other forward deployed federal agencies and multinational organizations worldwide. The transaction value of $151.5 million was comprised of $138.5 million in cash paid at closing and the issuance of 228,292 shares of restricted common stock valued at approximately $13 million, and is subject to certain post closing adjustments.

                  This Form 8-K/A amends the Current Report on Form 8-K filed on February 11, 2005 to include Item 9.01(a) Financial Statements of Business Acquired and Item 9.01(b) Pro Forma Financial Information.

Item  9.01        Financial Statements and Exhibits.

                  (a)      Financial Statements of Business Acquired:

                           The required financial statements of Spacelink are attached hereto as Exhibit 99.1 and are incorporated in their entirety herein by reference.

                  (b)      Pro Forma Financial Information:

                           The required pro forma financial information is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

                  (c) The following exhibits are filed as part of this report:

                  Exhibit Number                   Description
                  --------------                   -----------

                       23.1 Consent of Cherry, Bekaert & Holland, L.L.P., independent accountants for Spacelink
                                        International LLC.

                       99.1 Audited financial statements of Spacelink International LLC for the fiscal years ended December 31, 2004 and 2003.

                       99.2 Pro forma condensed consolidated financial statements as of October
                                        31, 2004 and for the year then ended,
                                        and for the three months ended January
                                        31, 2005, (unaudited).



                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ENGINEERED SUPPORT SYSTEMS, INC.



Date:   April 25, 2005            BY:  /s/  Gary C. Gerhardt
     -----------------------         ------------------------------------------
                                            Gary C. Gerhardt
                                            Vice Chairman and Chief Financial
                                             Officer




                                EXHIBIT INDEX


         Exhibit Number                     Description
         --------------                     -----------

              23.1 Consent of Cherry, Bekaert & Holland, L.L.P., independent accountants for Spacelink International LLC.

              99.1 Audited financial statements of Spacelink International LLC for the fiscal years ended December 31, 2004 and 2003.

              99.2 Pro forma condensed consolidated financial statements as of December 31, 2004 and for the year then ended (unaudited).